UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2014

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Suite 1100 Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 871-2098

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in Akebia Therapeutics, Inc.’s (the “Company”) Registration Statement on Form S-1 (File No. 333-193969) (the “Registration Statement”), on March 25, 2014 and in connection with the consummation of the Company’s initial public offering of its common stock (the “IPO”), the Company filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Restated Certificate became effective as of 10:36 a.m. on March 25. The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with the consummation of the IPO. The Restated Certificate restates the Company’s certificate of incorporation in its entirety to, among other things: (i) authorize 175 million shares of common stock; (ii) eliminate all references to previously-existing series of preferred stock; and (iii) authorize 25 million shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series.

The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As previously disclosed in the Registration Statement, on March 25, 2014 and in connection with the consummation of the IPO, the amended and restated by-laws of the Company (the “Amended and Restated By-Laws”), previously approved by the Company’s board of directors and stockholders to become effective immediately upon the consummation of the IPO, became effective. The Amended and Restated By-Laws amend and restate the Company’s by-laws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; (iv) modify the indemnification provisions for the Company’s directors and officers; and (v) conform to the amended provisions of the Restated Certificate.

The foregoing description of the Amended and Restated By-Laws is qualified by reference to the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01. Other Items.

As previously disclosed in the Registration Statement, on March 25, 2014 and in connection with the consummation of the IPO, a conversion (the “Conversion”) of all previously outstanding shares of preferred stock into common stock, previously approved by the Company’s board of directors and stockholders to become effective immediately upon the consummation of the IPO, became effective. The Conversion was effected on a mandatory basis in accordance with the Company’s certificate of incorporation in effect at the time of its approval and at the applicable conversion rates determined under the certificate of incorporation in effect at such time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Ninth Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

By:	/s/ JOHN P. BUTLER
John P. Butler President and Chief Executive Officer

Date: March 28, 2014

EXHIBIT INDEX

No.	Description

3.1	Ninth Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws